UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 3, 2015

ARCHROCK PARTNERS, L.P.*

(Exact name of registrant as specified in its charter)

Delaware	001-33078	22-3935108
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16666 Northchase Drive

Houston, Texas 77060

(Address of Principal Executive Offices) (Zip Code)

(281) 836-8000
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

*  The registrant was formerly named Exterran Partners, L.P. Effective as of November 3, 2015, the registrant changed its name to Archrock Partners, L.P.

Item 1.01.                                        Entry into a Material Definitive Agreement.

On November 3, 2015, Archrock, Inc. (“Archrock”), a Delaware corporation and the sole member of Archrock GP LLC (“GP LLC”), a Delaware limited liability company and the general partner of Archrock General Partner, L.P. (the “General Partner”), a Delaware limited partnership and the general partner of Archrock Partners, L.P., a Delaware limited partnership (the “Partnership”), completed the previously announced spin-off of its international contract operations, international aftermarket services and global fabrication businesses through the distribution of all of the outstanding shares of common stock of Exterran Corporation, a Delaware corporation (“EXTN”), to Archrock’s holders of record as of the close of business on October 27, 2015 (the “spin-off”).

Supply Agreement

In connection with the completion of the spin-off, a subsidiary of the Partnership entered into a Supply Agreement with subsidiaries of Archrock that will govern the Partnership’s rights to purchase newly fabricated compressors from EXTN following the spin-off.  A summary of certain material terms of the Supply Agreement can be found in the section entitled “Relationship with Archrock After the Spin-Off—Agreements Between Archrock and Us—Supply and Storage Agreements” in the Information Statement (the “Information Statement”) attached as Exhibit 99.1 to EXTN’s Registration Statement on Form 10, initially filed with the Securities and Exchange Commission (the “SEC”) on March 13, 2015, as amended, and declared effective on October 21, 2015 (the “Registration Statement”), and is incorporated herein by reference.

This summary is qualified in its entirety by reference to the Supply Agreement attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Omnibus Agreement

In connection with the spin-off, the Partnership, the General Partner and GP LLC entered into a Fourth Amended and Restated Omnibus Agreement (the “Omnibus Agreement”) with Archrock, Archrock Services, L.P.  and Archrock Partners Operating LLC.  The Omnibus Agreement amends and restates the Third Amended and Restated Omnibus Agreement, as amended (the “Prior Omnibus Agreement”), among the parties thereto and provides for the continuation or modification of certain relationships between the parties following the spin-off, including with respect to:

•                                          agreements not to compete between Archrock and certain of its affiliates, on the one hand, and the Partnership and certain of its affiliates, on the other hand;

•                                          Archrock’s obligation to provide certain operational and support services reasonably necessary to run the Partnership’s business and the Partnership’s obligation to reimburse Archrock and its affiliates for the provision of such services;

•                                          the terms under which Archrock, the Partnership and their respective affiliates may transfer compression equipment to one another;

•                                          the licensing by Archrock of certain intellectual property to the Partnership, including logos; and

•                                          the Partnership’s and Archrock’s obligation to indemnify each other for certain liabilities.

Certain ongoing warranty and indemnity obligations under the Prior Omnibus Agreement are addressed in the Separation and Distribution Agreement by and among Archrock, EXTN and certain of their respective subsidiaries. Archrock Partners’ and the Company’s right to buy newly fabricated compressors from subsidiaries of EXTN under the Prior Omnibus Agreement is addressed in the Supply Agreement following the spin-off.

Each of the parties to the Omnibus Agreement, other than Archrock, is a direct or indirect subsidiary of Archrock. As a result, certain individuals, including the officers and directors of Archrock and GP LLC, serve as officers and/or directors of more than one of such entities. Archrock indirectly holds an approximate 39% limited partner interest in the Partnership and an approximate 2% general partner interest and incentive distribution rights in the Partnership through its indirect ownership of the General Partner.

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Changes to the Board of Directors

Effective upon the completion of the spin-off on November 3, 2015, Jon C. Biro and Daniel K. Schlanger resigned from the board of directors of GP LLC (the “Board”). Mr. Biro and Mr. Schlanger were appointed as officers of EXTN on October 30, 2015, and their resignation from the Board was not due to any disagreement with GP LLC or the Partnership relating to the operations, practices or policies of GP LLC or the Partnership. Also effective upon completion of the spin-off and following the resignations of Messrs. Biro and Schlanger, Robert E. Rice and Donald C. Wayne were appointed as members of the Board.

There are no arrangements or understandings between Mr. Rice or Mr. Wayne and any other person pursuant to which either of them was appointed to the Board. Mr. Rice was appointed as Senior Vice President and Chief Operating Officer of Archrock in November 2015 and has served as Senior Vice President of GP LLC and as Senior Vice President and President, North America Operations of Archrock since December 2011. Prior to that time, Mr. Rice was Regional Vice President for the U.S. Gulf Region from August 2007 to December 2011. Mr. Wayne has served as Senior Vice President and General Counsel of GP LLC since 2008 and as Senior Vice President, General Counsel and Corporate Secretary of Archrock since 2007.  Information regarding transactions between the Partnership and Archrock is included in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2014 and in our subsequent filings with the Securities and Exchange Commission.  There are no other relationships between Messrs. Rice or Wayne and the Partnership that would require disclosure pursuant to Item 404(a) of Regulation S-K.

Officer Changes

On November 4, 2015, Kenneth R. Bickett announced that he expects to retire from his position as Vice President and Chief Accounting Officer of GP LLC effective as of December 31, 2015. In connection with the spin-off, Mr. Bickett will be entitled to benefits under his severance benefit agreement with Archrock.  Following Mr. Bickett’s retirement, effective as of January 1, 2016, it is expected that Donna Henderson, GP LLC’s current Vice President, Accounting will be appointed as Vice President and Chief Accounting Officer of GP LLC.

Amendment to LTIP

In connection with and effective as of the completion of the spin-off, the Board approved an amendment to the Exterran Partners, L.P. Long-Term Incentive Plan (as amended, the “LTIP”) so that all references in the LTIP to “Exterran” entities will refer to “Archrock” entities.

The foregoing summary is qualified in its entirety by reference to the amendment to the LTIP, a copy of which is filed as Exhibit 10.2 hereto and is incorporated in this Item 5.02 by reference.

Accelerated Vesting of LTIP Awards

On October 25, 2015, the Compensation Committee of the Board approved the full acceleration of vesting of phantom units awards granted pursuant to the LTIP, effective as of the completion of the spin-off on November 3, 2015, to Mr. Schlanger, who will continue in employment with EXTN following the spin-off.  The aggregate number of phantom units held by Mr. Schlanger and subject to such accelerated vesting was 2,870.

Item 5.03.                                        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the spin-off, on November 3, 2015, the Partnership amended its certificate of limited partnership to change the name of the Partnership from “Exterran Partners, L.P.” to “Archrock Partners, L.P.” A copy of the certificate of amendment to the certificate of limited partnership is filed with this Current Report on Form 8-K as Exhibit 3.1, and is incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d)              Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment to Certificate of Limited Partnership of Archrock Partners, L.P.
10.1	Supply Agreement, dated as of November 3, 2015, by and among Archrock Services, L.P., EXLP Operating LLC and Exterran Energy Solutions, L.P.
10.2	Fourth Amendment to Exterran Partners, L.P. Long-Term Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHROCK PARTNERS, L.P.

By:	Archrock General Partner, L.P., its general partner

By:	Archrock GP LLC, its general partner

/s/ David S. Miller
David S. Miller
Senior Vice President and Chief Financial Officer

Date: November 5, 2015

EXHIBIT INDEX

Exhibit Number	Description
3.1	Certificate of Amendment to Certificate of Limited Partnership of Archrock Partners, L.P.
10.1	Supply Agreement, dated as of November 3, 2015, by and among Archrock Services, L.P., EXLP Operating LLC and Exterran Energy Solutions, L.P.
10.2	Fourth Amendment to Exterran Partners, L.P. Long-Term Incentive Plan